Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Verdant Commercial Capital, LLC (the “Company”)

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re: Verdant Receivables 2023-1 LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2023-1 Preliminary pool 2023 06 30(8% floor)(Mod Equip Type) (sent).xlsx” provided by the Company on

July 25, 2023, containing information on 2,003 equipment lease contracts as of June 30, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Verdant Receivables 2023-1 LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00.

•	The term “Aspire” means the Company’s origination system.

•	The term “InfoLease” means the Company’s servicing system.

•	The term “Sources” means the following information related to the Sample Contracts (defined below), provided by the Company from July 25, 2023 to July 28, 2023:

–	Equipment Financing Agreements (including any amendments thereto)

–	Equipment Invoices

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

–	Booking Forms

–	Screenshots from InfoLease containing information for each Sample Contract, including contract details and upfront sales tax payable journal entries (the “InfoLease Screenshots”)

–	Screenshots from Aspire containing the NAICS Codes (the “Aspire Screenshots”)

–	NAICS code lookup website (https://www.naics.com/)

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 100 Contracts from the Data File (the “Sample Contracts”). A listing of the Sample Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Contracts we were instructed to randomly select from the Data File.

B.	For each Sample Contract, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Obligor Name	Equipment Financing Agreement, InfoLease Screenshot. Variations due to truncation or abbreviation are not to be considered exceptions.

Obligor State	Equipment Financing Agreement, Booking Form, InfoLease Screenshot

Industry (NAICS Code)

Booking Form

For Sample Contract #10, the Industry (NAICS Code) in the Data File did not agree to the information on the Booking Form. The Company informed us that the Industry (NAICS Code) in the Data File represented the industry from where the majority of the revenue of the Obligor originated, which is Motor Vehicle Towing. We compared the Industry (NAICS Code) in the Data File for Sample Contract #10 to the NAICS code for Motor Vehicle Towing in the NAICS code lookup website. This was not considered an exception.

Total Equipment Cost	Equipment Invoice, Equipment Financing Agreement, InfoLease Screenshots, Booking Form

Original Term to Maturity (in months)	Equipment Financing Agreement, InfoLease Screenshot

2

Attribute	Sources / Instructions

Scheduled Payment Amount	Equipment Financing Agreement, Booking Form, InfoLease Screenshot

First Payment Date (month and year)	Equipment Financing Agreement, InfoLease Screenshot

Maturity Date (month and year)	Recompute by adding the Original Term to Maturity (in months) to the commencement date stated on the Equipment Financing Agreement or InfoLease Screenshot, or compare to InfoLease Screenshot

Booked Residual Value	Booking Form

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California

July 31, 2023

3

Exhibit A

The Sample Contracts

Sample Contract Number	Sample Contract ID(*)	Sample Contract Number	Sample Contract ID(*)
1	20231001	51	20231051
2	20231002	52	20231052
3	20231003	53	20231053
4	20231004	54	20231054
5	20231005	55	20231055
6	20231006	56	20231056
7	20231007	57	20231057
8	20231008	58	20231058
9	20231009	59	20231059
10	20231010	60	20231060
11	20231011	61	20231061
12	20231012	62	20231062
13	20231013	63	20231063
14	20231014	64	20231064
15	20231015	65	20231065
16	20231016	66	20231066
17	20231017	67	20231067
18	20231018	68	20231068
19	20231019	69	20231069
20	20231020	70	20231070
21	20231021	71	20231071
22	20231022	72	20231072
23	20231023	73	20231073
24	20231024	74	20231074
25	20231025	75	20231075
26	20231026	76	20231076
27	20231027	77	20231077
28	20231028	78	20231078
29	20231029	79	20231079
30	20231030	80	20231080
31	20231031	81	20231081
32	20231032	82	20231082
33	20231033	83	20231083
34	20231034	84	20231084
35	20231035	85	20231085
36	20231036	86	20231086
37	20231037	87	20231087
38	20231038	88	20231088
39	20231039	89	20231089
40	20231040	90	20231090
41	20231041	91	20231091
42	20231042	92	20231092
43	20231043	93	20231093
44	20231044	94	20231094
45	20231045	95	20231095
46	20231046	96	20231096
47	20231047	97	20231097
48	20231048	98	20231098
49	20231049	99	20231099
50	20231050	100	20231100

(*) The Company assigned a unique Contract ID to each Contract in the Data File. The Sample Contract ID’s referred to in this Exhibit are not the Company’s Contract ID’s.

A-1